The Materials Select Sector SPDR Premium Income Fund
XLBI
(NYSE Ticker)
Summary Prospectus-July 29, 2025

Before you invest in The Materials Select Sector SPDR Premium Income Fund (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated July 29, 2025, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and reports to shareholders, as well as other information about the Fund, online at https://www.ssga.com.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.

Investment Objective
The Materials Select Sector SPDR Premium Income Fund (the “Fund”) seeks to provide current income while maintaining prospects for long term growth of capital.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.35%
1
“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$36	$113
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. The Fund had not commenced operations as of the date of this Prospectus and, as a result, does not yet have a portfolio turnover rate.
The Fund's Principal Investment Strategy
SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) invests, under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in a combination of securities of Materials companies (either directly or indirectly through an underlying ETF) and investments that produce premium income. Materials companies comprise companies included in the Materials sector of the S&P 500 Index, as determined by the Global Industry Classification Standard (GICS®). The Fund will provide
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The Materials Select Sector SPDR Premium Income Fund
shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund seeks to achieve its investment objective by (1) investing in shares of The Materials Select Sector SPDR Fund and (2) selling call options (a type of derivative instrument) on The Materials Select Sector SPDR Fund to generate additional income. The Materials Select Sector SPDR Fund seeks to track the performance of the Materials Select Sector Index (the “Underlying Index”). The Underlying Index includes equity securities of companies in the S&P 500 that have been identified as Materials companies by GICS. The Fund will concentrate its investments (i.e., hold more than 25% of its assets), directly or indirectly, in an industry or group of industries to the extent the index the underlying ETF seeks to track concentrates in a particular industry or group of industries. While the Fund generally invests in shares of The Materials Select Sector SPDR Fund, the Fund may also invest directly in equity securities of Materials companies. Futures contracts (a type of derivative instrument) may also be used by the Fund for investment purposes.
With respect to the call option portion of the strategy, the Fund will systematically sell (write) call option contracts that have an expiration date of less than one year (typically approximately one to two months), with an objective of generating incremental income. Listed Options or Flexible Exchange Options (“FLEX Options”) may be utilized. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC” ). Option terms that can be customized include exercise price, exercise styles, and expiration dates. When the Fund sells a call option, the purchaser pays the Fund a premium in exchange for the right to purchase the asset underlying the option at a specified price (the “strike price”) within a specified time period or at a specified future date. The Fund assumes the risk of an increase in the market price of the underlying asset above the strike price of the option.
The Fund seeks to optimize the return from its use of call options by setting strike prices based on the sensitivity of an option's value to changes in price, time, and volatility, also known as an option's delta. When setting strike prices, the Fund seeks to balance income generated by the options premiums while still providing potential for price appreciation on its underlying equity portfolio. The Adviser will typically “roll” the short options positions before expiration taking into consideration market and liquidity conditions. Rolling refers to when an option is closed out before its expiration and replaced by another option on the same underlying asset with a later expiration. The Fund may hold different options with different strike prices at any given time and the Adviser will monitor each option's delta to determine when to roll into the next contract.
The Underlying Index includes companies that have been identified as Materials companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: chemicals; metals and mining; paper and forest products; containers and packaging; and construction materials. The Underlying Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent of the S&P 500 Index; and (2) the Underlying Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”).
The Underlying Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Underlying Index and relative weightings of the securities in the Index based on the Underlying Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Underlying Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. The Fund's exposure to risks discussed below may be through the Fund's direct investments or indirect through the Fund's investments in the underlying ETFs. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity
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The Materials Select Sector SPDR Premium Income Fund
markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Materials Sector Risk: The Fund's assets will be concentrated in the materials sector, which means the Fund will be more affected by the performance of the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Call Writing Options Strategy Risk: The Fund's use of call options involves speculation and can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. The Fund's successful use of call options depends on the ability of the Adviser to forecast market movements correctly. For example, if the Fund were to write (sell) a call option on an index or security based on the Adviser's expectation that the price of an index or security would fall, but the price were to rise instead, the Fund could be required to sell the underlying asset upon exercise at a price below the current market price. When selling a call option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option's underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). In addition, if the price of the underlying asset of an option is above the strike price of a written call, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying asset or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. As an option on an underlying asset held by the Fund nears expiration, they are generally closed out and replaced by another option with a later expiration (commonly referred to as “rolling the option”). There is no assurance that the Fund will be able to roll the option or effect a different closing transaction at any particular time or at an acceptable price. The sale of call options by the Fund may create investment leverage. Frequent selling of call options may result in higher Fund expenses and may result in increased distributions to investors, including potentially increased distributions that are taxable to individuals as ordinary income.
FLEX Options: The Fund may utilize FLEX Options guaranteed for settlement by the Options Clearing Corporation (“OCC”). Although unlikely, it is possible the OCC is unable to meet its settlement obligations, which could result in substantial loss for the Fund. FLEX Options may be less liquid than more traditional exchange-traded option contracts. Upon expiration, the FLEX Options held by the Fund will be exercisable at the strike price. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary due to factors other than the value of underlying asset, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and underlying asset, and the remaining time to expiration.
Exchange-Traded Funds Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by an underlying ETF in which it invests. In addition, the shares of an underlying ETF may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (“NAV”) of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF's investments, which may be exacerbated in less liquid markets.
Affiliated ETF Risk: The Fund invests in an affiliated underlying ETF and, as a result, the Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated ETF. In addition, the Adviser may have an incentive to take into account the effect on an affiliated ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that affiliated ETF. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily NAV per share and there may be times when the market price of the shares is more than the
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The Materials Select Sector SPDR Premium Income Fund
NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
New Fund Risk: The Fund is new and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Tax Risk: The Fund's covered call strategy may be subject to U.S. federal income tax rules that could adversely affect the amount, character and timing of the Fund's gains and losses, and of distributions to Fund shareholders. The Fund's covered call strategy could result in the Fund recognizing significant amounts of short-term capital gain, which is taxable as ordinary income when distributed to shareholders. The Fund's covered call strategy may result in the Fund's investments being subject to the U.S. federal income tax rules applicable to “straddles.” If positions held by the Fund are treated as “straddles” for tax purposes, or the Fund's risk of loss with respect to a position is otherwise diminished as set forth in applicable regulations, dividends on stocks that are part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. Under the straddle rules, if applicable: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in the straddle; (2) the Fund's holding period in straddle positions may be suspended while the straddle exists, which could result in a gain being treated as short-term capital gain rather than long-term capital gain; (3) the losses recognized with respect to certain positions that are part of a “mixed straddle” may be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise be short-term capital losses may be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
Fund Performance

The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to an index. When available, updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: https://www.ssga.com.
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The Materials Select Sector SPDR Premium Income Fund
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Emiliano Rabinovich, Juan Acevedo and Raymond Donofrio.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Group in the Americas. He joined the Adviser in 2006.
Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2000.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2008.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you. Some distributions may be treated as a return of capital for tax purposes. Certain capital gain dividends attributable to dividends the Fund receives directly or indirectly from U.S. REITs may be taxable to noncorporate shareholders at a rate other than the generally applicable reduced rates.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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The Materials Select Sector SPDR Premium Income Fund
ssga.com
Select Sector SPDR Trust
One Iron Street, Boston, MA 02210
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